UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

Elevation Oncology, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40523	84-1771427
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Ave., 12th Floor New York, New York		10106
(Address of Principal Executive Offices)		(Zip Code)

(716) 371-1125

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ELEV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.Regulation FD Disclosure.

On April 17, 2023, Elevation Oncology, Inc. (the “Company”) issued a press release announcing preclinical proof-of-concept data and a clinical case study for its lead candidate, EO-3021. The Company also hosted an oral presentation as part of the New Drugs on the Horizon special session at the American Association for Cancer Research Annual Meeting 2023 regarding the preclinical proof-of-concept data and clinical case study.

A copy of the press release and corporate presentation presented during the oral presentation are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01.Other Events.

On April 17, 2023, the Company presented preclinical proof-of-concept data and a clinical case study for its lead candidate, EO-3021.

The clinical case study is from an ongoing Phase 1 clinical trial being conducted in China by the Company’s partner, CSPC Pharmaceutical Group Limited. The clinical case study involves a patient with metastatic gastric cancer who achieved a confirmed partial response on treatment with EO-3021.

Key findings from the preclinical study include:

●	EO-3021 is an antibody-drug conjugate (ADC) comprised of a fully human immunoglobulin G1 (IgG1) monoclonal antibody (mAb) that targets Claudin 18.2 and is site-specifically conjugated to the monomethyl auristatin E (MMAE) payload via a cleavable linker with a drug-to-antibody ratio (DAR) of 2.
●	EO-3021 retains antibody-dependent cell-mediated cytotoxicity (ADCC) and complement dependent cytotoxicity (CDC).
●	EO-3021 reduction in cell viability requires Claudin 18.2 expression in vitro with no effects seen on Claudin 18.2-negative cells.
●	EO-3021 demonstrated anti-tumor activity in in vivo xenograft models of pancreatic and gastric cancers expressing varying levels of Claudin 18.2.
o	A single dose of EO-3021 demonstrated tumor regression across low, medium, and high Claudin 18.2-expressing models, with a lower minimal efficacious dose in models with medium and high levels of Claudin 18.2 relative to models with low levels of Claudin 18.2.
o	EO-3021 outperformed standard of care chemotherapy in gastric and pancreatic cancer in vivo models.

Key findings from the clinical case study include:

●	Patient was treated with dose level 2, or 1.0 mg/kg EO-3021, intravenously, every three weeks for 12 cycles (treatment ongoing).
●	The best overall response, as evaluated per RECIST v1.1, was a confirmed partial response (66.7% maximal tumor reduction).
●	Duration of response was approximately 11 months and ongoing.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description
99.1	Press release issued by Elevation Oncology, Inc., dated April 17, 2023.
99.2	Corporate Presentation.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elevation Oncology, Inc.

Date: April 17, 2023	By:	/s/ Joseph J. Ferra, Jr.
Joseph J. Ferra, Jr.
Interim Chief Executive Officer and President, and Chief Financial Officer